UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Musick, Irvine, CA 92618

(Address of principal executive offices, with zip code)

(949) 595-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Amendment to Credit Agreement

On November 20, 2018 (the “Agreement Date”), Endologix, Inc. (the “Company”) entered into an amendment to its Credit Agreement (the “Credit Amendment”) with Deerfield ELGX Revolver, LLC and certain of its affiliates (collectively, “Deerfield”), dated August 9, 2018 (the “Credit Agreement”) in order to permit the Company to incur debt pursuant to its promissory note with Japan Lifeline Co., Ltd. (“JLL”) under additional circumstances, including, among other things, that there are no violations under the debt documents with JLL, the debt remain unsecured and the subordination agreement with JLL remain in full force and effect. In addition, the Credit Amendment provides that the Company does not need to enter into a control agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel”) under certain circumstances.

Amendment to Facility Agreement

Also on August 9, 2018, the Company entered into an amendment to its Amended and Restated Facility Agreement (the “Facility Amendment”) with Deerfield Private Design Fund IV, L.P. and certain of its related funds and affiliates (collectively, “Deerfield”), dated August 9, 2018 (the “Facility Agreement”) in order to permit the Company to incur debt pursuant to its promissory note with JLL under additional circumstances, including, among other things, that there are no violations under the debt documents with JLL, the debt remain unsecured and the subordination agreement with JLL remain in full force and effect. In addition, the Facility Amendment provides that the Company does not need to enter into a control agreement with Stifel under certain circumstances.

The foregoing descriptions of the terms of the Credit Amendment and the Facility Amendment are qualified in their entirety by reference to the text of such documents, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated November 20, 2018, by and among Endologix, Inc. and ELGX Revolver, LLC and certain of its affiliates.

10.2	First Amendment to Amended and Restated Facility Agreement, dated November 20, 2018, by and among Endologix, Inc. and Deerfield Private Design Fund IV, L.P. and certain of its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: November 26, 2018	By:	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer